VONTOBEL FUNDS, INC.
                          1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229
                                 (800) 527-9500

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  OF THE VONTOBEL EASTERN EUROPEAN EQUITY FUND

                           TO BE HELD AUGUST 29, 2003


To the Shareholders of the Vontobel Eastern European Equity Fund:

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the Vontobel Eastern European Equity Fund (the "Fund"), a series of shares of Vontobel Funds, Inc. (the "Company"), will be held at 10:00 a.m. (Eastern time), on August 29, 2003, at the offices of the Company, 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, for the following purposes:

           1. To approve or disapprove a new Investment Advisory Agreement between the Company, on behalf of the Fund and Commonwealth Capital Management, LLC (the "New Adviser").

           2. To approve or disapprove authorizing a new Sub-Advisory Agreement between the New Adviser and Vontobel Asset Management, Inc. ("VAM"), under which the Sub-Adviser would be permitted to provide sub-advisory services to the New Adviser for the benefit of the Fund.

The Fund also may transact any other business that may properly come before the Special Meeting or any adjournment thereof. Information concerning the proposals is provided in the proxy statement attached to this Notice. Shareholders of record at the close of business on June 30, 2003 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID, RETURN ENVELOPE. YOUR PROMPT RESPONSE WILL HELP TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD(S) PROMPTLY.

July 28, 2003                             By Order of the Board of Directors,
Richmond, Virginia                        F. Byron Parker, Jr., Esq., Secretary

                              VONTOBEL FUNDS, INC.
                          1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229
                                 (800) 527-9500

                               =================
                                PROXY STATEMENT
                               =================

                                  July 28, 2003

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Vontobel Funds, Inc. (the "Company"). The proxies will be voted at the Special Meeting of Shareholders of the Vontobel Eastern European Equity Fund (the "Fund"), a series of shares of the Company. The Special Meeting will be held at 10:00 a.m., (Eastern time), on August 29, 2003, at the offices of the Company, 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, for the purposes set forth in the accompanying Notice of Special Meeting.

If the accompanying proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions thereon. The Board of Directors of the Company recommends a vote FOR approval of the new investment advisory agreement and FOR approval of the new sub-advisory agreement. If no instructions are specified on the proxy, shares will be voted FOR proposals No. 1 and 2, and according to the best judgment of the proxy holders on any other matter. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company at the address shown above, by submission of a subsequent proxy or by attendance at the Special Meeting and voting in person.

At the close of business on the record date, June 30, 2003, there were 2,694,288.246 shares of the Fund outstanding. Each shareholder is entitled to one full vote for each full share and a proportionate vote for each fractional share of the Fund held as of the record date. It is expected that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy will be first mailed to shareholders on or about July 28, 2003.

The costs of the Special Meeting, and of this solicitation, will be borne by the proposed new investment adviser. The solicitation will be largely by mail but may include, without cost to the Fund, telephonic or oral communications by regular employees of Vontobel Asset Management, Inc., the Fund's current investment adviser, Commonwealth Capital Management, LLC, the Fund's proposed new investment adviser and by Commonwealth Shareholder Services, Inc., the Fund's administrator. If appropriate security procedures are in place, the Fund may permit a proxy to be submitted by facsimile in accordance with applicable law. While no outside solicitor has been retained, if a soliciting firm is retained the cost will be borne by the new adviser and not by the Fund.

THE FUND PREPARES AND MAILS TO ITS SHAREHOLDERS FINANCIAL REPORTS ON A SEMI-ANNUAL BASIS. THE FUND WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002. REQUESTS FOR SUCH ANNUAL REPORT SHOULD BE DIRECTED TO THE FUND AT 1500 FOREST AVENUE, SUITE 223, RICHMOND, VIRGINIA 23229 OR BY CALLING, TOLL FREE, (800) 527-9500. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

YOUR VOTE IS IMPORTANT. PLEASE CALL (800) 527-9500 IF YOU HAVE ANY QUESTIONS ABOUT THIS PROXY STATEMENT OR THE ENCLOSED PROXY. YOU MAY VOTE BY MAIL, IN PERSON OR BY FACSIMILE AT (804) 285-8018.

        PROPOSAL NO. 1 APPROVAL OF A NEW ADVISORY AGREEMENT

INTRODUCTION

The Board of Directors of the Company (the "Board") is recommending that the shareholders approve a new investment advisory agreement (the "New Advisory Agreement") between the Company, on behalf of the Fund, and Commonwealth Capital Management, LLC (the "New Adviser"). It is expected that the new agreement will be dated and become effective on or about September 1, 2003, following approval by shareholders. If the shareholders of the Fund approve the New Advisory Agreement, the shareholders also will be asked to approve Proposal No. 2 authorizing a sub-advisory agreement (the "Sub-Advisory Agreement") between the New Adviser and Vontobel Asset Management, Inc. ("VAM"), under which the present adviser to the Fund would act as sub-adviser to the Fund under the supervision of the New Adviser. Detailed information about the New Adviser and VAM appears below.

The proposal to appoint the New Adviser and to appoint VAM as a Sub-Adviser is being presented to the shareholders because, under the Investment Company Act of 1940, as amended (the "1940 Act"), an agreement to provide investment advisory services to an investment company such as the Fund, must be approved by the shareholders of that company.

BACKGROUND AND REASONS

The current investment adviser to the Fund is VAM, which also may be referred to as the "Current Adviser". The Current Adviser has discussed with the Board a concern that it wished to exit the advisory business and only function as a sub-adviser. Finally, the Current Adviser also advised the Board that, under an internal reallocation of its resources, it wanted to be able to devote more of its own resources to "pure" investment management mandates, while having less direct contact with broader management functions associated with acting as the primary investment manager of a registered investment company.

In evaluating this concern, the Board considered the alternatives available to the Board and the shareholders to respond to the concerns raised by the Current Adviser. The Board recognized that the determining factor should be the benefit of each alternative to the shareholders, weighed against the costs and risks of the alternatives. For the reasons described below, the Board concluded that the best alternative for the shareholders at this time would be to continue the operation of the Fund, but to restructure its operation in the manner described in this proxy statement. The alternative that was presented to the Board to accomplish this goal was the appointment of a new investment adviser to manage the Fund.

When the directors of the Fund (including the directors who are not interest persons of the New Adviser) considered the proposal of the New Adviser to supervise the investments of the Fund, they questioned the familiarity of the New Adviser with the issuers in which the Fund is presently invested. In this regard, the Board considered the financial and tax effect on the Fund of a restructuring of the present portfolio if the New Adviser was not familiar with securities presently held by the Fund. The New Adviser then proposed to the Board that it would, at its expense, retain the Current Adviser as a sub-adviser to the Fund under a new sub-advisory agreement. This alternative, which offered a means to assure that the Fund would have the continued benefit of VAM's familiarity with the present portfolio, was discussed with VAM. The Current Adviser reported to the Board that it could, and would be prepared to, work together with the New Adviser.

The Board was advised that New Adviser was prepared to enter into a new advisory agreement (the "New Agreement") with the Company on behalf of the Fund. The New Agreement would have terms and conditions that are substantially the same as the terms in the existing investment advisory agreement (the "Existing Advisory Agreement"). The Board was advised by the Current Adviser that if the New Agreement is approved, it was prepared to enter into a new sub-advisory agreement on the terms set forth below, to assist the New Adviser with portfolio advice.

THE EXISTING AGREEMENT

Vontobel Asset Management, Inc., 450 Park Avenue, New York, New York 10022, manages the investments of the Fund pursuant to the Existing Advisory Agreement. The Fund's Existing Advisory Agreement was last approved by the Board on November 20, 2002, when the directors, including a majority of the directors who are not "interested persons" of the Company, approved its continuation for a twelve month period commencing January 1, 2003. The Existing Advisory Agreement was last approved by shareholders on November 2, 1995, when the initial shareholder approved the agreement as a part of the Fund's organization and pursuant to the requirements of the 1940 Act.

Pursuant to the terms of the Existing Advisory Agreement, the Current Adviser provides investment management services and certain of the related office space to the Fund. The Current Adviser pays office and clerical expenses that are associated with the investment research, statistical analysis, and the supervision of the Fund's portfolio. The Current Adviser pays the salaries (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, directors or employees of such investment adviser. Under the Existing Advisory Agreement, the Fund pays a monthly fee, accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund.

For the fiscal year ended December 31, 2002, the aggregate investment advisory fee payable by the Fund to the Current Adviser under the Existing Advisory Agreement was $214,305.

DESCRIPTION OF THREE ITEMS IN THE EXISTING ADVISORY AGREEMENT THAT WILL BE CHANGED IN THE NEW ADVISORY AGREEMENT

The terms of the New Advisory Agreement are the same in all material respects as the terms of this Existing Advisory Agreement, except as follows:

           1. Change in Adviser. Under the New Advisory Agreement the investment adviser will change from that of the Current Adviser to the New Adviser. Information concerning the New Adviser is provided below under "Information Concerning the New Adviser."

           2. The Sub-Adviser. Pursuant to the terms of the New Advisory Agreement, the New Adviser may from time to time employ or associate itself with such person or persons (i.e., a sub-adviser) as the New Adviser may believe to be particularly fitted to assist in the performance of the New Advisory Agreement, pursuant to a written sub-advisory agreement. Any such sub-advisory agreement must be approved by the Board and the shareholders of the Fund in accordance with and to the extent required by the 1940 Act or any rule or order of the U.S. Securities and Exchange Commission (the "SEC"). The compensation of any such sub-adviser employed or associated with the New Adviser pursuant to a sub-advisory agreement shall be paid by the New Adviser and not the Fund, and the New Adviser will be fully responsible to the Fund for the acts and omissions of any such sub-adviser as it is for its own acts and omissions. In the event any such sub-adviser appointed hereunder is terminated, the New Adviser may provide investment advisory services to the Fund pursuant to the New Advisory Agreement without further shareholder approval. At the current time, the New Adviser intends to employ one such person, the Sub-Adviser. Information concerning the Sub-Adviser is provided below under Proposal No. 2 - "Information Concerning the Sub-Adviser." The Existing Advisory Agreement does not permit the use of a sub-adviser.

           3. Term. If approved by the shareholders of the Fund at this Special Meeting, the initial term of the New Agreement will extend for a period of two years from its effective date. Unless sooner terminated, the New Agreement will continue in effect from year to year thereafter so long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund; and also is approved by a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The New Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) by the investment adviser.

DESCRIPTION OF THE PROVISIONS OF THE EXISTING ADVISORY AGREEMENT
AND THE NEW ADVISORY AGREEMENT THAT WILL REMAIN UNCHANGED

Except as described above, the terms and conditions of the New Advisory Agreement are the same in all material respects as the Current Advisory Agreement. A copy of the New Advisory Agreement is attached to this proxy statement as Exhibit A. Set forth below is a summary of the provisions that are the same in both agreements.

Pursuant to the terms of each investment advisory agreement, the Current Adviser and the New Adviser each provide investment management services and ancillary office space required for the performance of these services to the Fund. Each pays the office and clerical expenses that are associated with the investment research, statistical analysis, and the supervision of the Fund's portfolio. Each pays the salary (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, directors or employees of such investment adviser. (This provision does NOT include the payment of compensation to affiliated persons of the New Adviser for non-advisory services provided under other existing, non-advisory, agreements approved by the Board.)

The compensation payable under the Current Advisory Agreement and the New Advisory Agreement is the same. Pursuant to each agreement, the Fund pays a monthly fee, accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund.

DIRECTORS' CONSIDERATION AND RECOMMENDATION

The Board, including the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, unanimously approved the proposed New Agreement at a meeting held on June 26, 2003.

In approving the New Advisory Agreement, the Board considered the following factors: (i) the terms and conditions of the New Advisory Agreement, including the fact that the New Advisory Agreement was substantially the same as the Current Advisory Agreement; (ii) the proposed fees, noting that they were the same as those currently in place for the Fund; (iii) the fact that affiliates of the New Adviser currently provide administrative services, transfer agency and dividend disbursing services and underwriting services to the Fund, and any fees received by the affiliates under those arrangements; (iv) the fact that John Pasco, III, Chairman of the Board and an officer of the Fund is an affiliated person of the New Adviser, the Fund's administrator, transfer agent and dividend disbursing agent and principal underwriter, and could benefit by the new contractual arrangements; (v) the nature, quality and extent of the services provided under the Current Advisory Agreement and the representation that services under the New Advisory Agreement would be the same; (vi) the fact that the New Adviser intended to employ the Sub-Adviser; (vii) information concerning the New Adviser and the Sub-Adviser, including information on the qualifications and experience of the proposed portfolio manager and his investment management style; (vii) information on the profitability of the New Adviser; (ix) the code of ethics of the New Adviser; (x) comparative industry data on the performance, fee levels and expense ratios of the Fund and its competitors; and (xi) the recommendation of the Current Adviser.

During the Board's consideration of the factors listed above, different directors gave different weight to different items. In general, the directors considered it to be significant that the proposed structure would assure a continuity of relationships to service the Fund because both the proposed Sub-Adviser and principals of the New Adviser are familiar with the Fund, its investment objectives and policies, its portfolio composition, and the Fund's policies regarding matters such as brokerage allocation, record-keeping systems, and other operational issues. The Board specifically noted the long-standing and cooperative working relationship between the New Adviser and the proposed Sub-Adviser.

The Board's decision reflected a conclusion that the proposed course, which involves the appointment of a new investment adviser, would involve less disruption (including the expense and diversion of resources) than other alternatives considered. The Board also accorded importance to the fact that the New Adviser, and its owner, were committed to the stabilization and to promoting the growth of the Fund. In this regard the independent directors questioned Mr. Pasco concerning his expectations for the Fund and its future, and recognized his prior and continuing commitment to the future of the Fund and its shareholders.

After a discussion regarding the proposed New Advisory Agreement, and consultation by the outside directors with their independent counsel, the Board unanimously determined that it was in the best interest of the Fund's shareholders to approve the New Advisory Agreement and submit it, with a recommendation for approval, to the shareholders for vote at the Special Meeting.

In the event that the New Advisory Agreement is not approved, the Board will have to determine what additional steps are in the interest of the Fund and its shareholders. The New Adviser may not agree to provide services to the Fund if the New Advisory Agreement is not approved. The Board would need to consider how the Fund could continue to operate in the event the New Adviser is not approved by shareholders, and another investment adviser cannot be found to serve on terms acceptable to the Fund. In addition, if the New Advisory Agreement is not approved at this Special Meeting, the Fund will not take any action on Proposal No. 2, the approval of the Sub-Advisory Agreement.

Information Concerning the New Adviser

The New Adviser's offices are located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The New Adviser is wholly-owned subsidiary of Commonwealth Capital Management, Inc., a Virginia Corporation with principal offices located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The New Adviser and Commonwealth Capital Management, Inc. are solely owned by John Pasco, III, who is also the Chairman of the Board and an officer of the Company.

The following are the names, addresses and principal occupations of the principal executive officer and each director of the New Adviser:

-----------------------------------------------------------------------
 Name, address and position            Principal occupation

-----------------------------------------------------------------------
-----------------------------------------------------------------------
John Pasco, III              Mr. Pasco is Chairman, Director and
1500 Forest Avenue, Suite    Treasurer of the Company; Treasurer and
223                          Director of the Administrator; President
Richmond, VA 23229           and Director of First Dominion Capital
                             Corp., the Company's underwriter;
President and Director       Director and shareholder of Fund
                             Services, Inc., the Company's Transfer
                             and Disbursing Agent; President and
                             Treasurer of Commonwealth Capital
                             Management, Inc.; Shareholder of
                             Commonwealth Fund Accounting, which
                             provides bookkeeping services to the
                             Fund; Chairman, Director and Treasurer
                             of The World Funds, Inc., a registered
                             investment company; and Chairman,
                             Director and Treasurer of The World
                             Insurance Trust, a registered investment
                             company.  Mr. Pasco is also a certified
                             public accountant.
-----------------------------------------------------------------------

The New Adviser currently serves as the investment adviser to the GenomicsFund, a series of The World Funds, Inc., another registered investment company.

SERVICES TO THE FUND BY RELATED ENTITIES

John Pasco, III, Chairman of the Board and an officer of the Company, owns or controls the Administrator and First Dominion Capital Corp. ("FDCC"), the Company's principal underwriter. Fund Services, Inc. ("FSI") serves as the Fund's transfer and dividend disbursing agent. Mr. Pasco owns one-third of the stock of FSI. During the fiscal year ended December 31, 2002, FDCC received $39,113 on the sale of Fund shares; the Administrator received $41,405 from the Fund for administrative services; and FSI received $45,376 from the Fund for transfer agent and dividend disbursing services. If the New Agreement is approved, it is expected that these services will continue to be provided by the Administrator, FDCC and FSI under the present agreements.

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE NEW ADVISORY AGREEMENT.

        PROPOSAL NO. 2 APPROVAL OF A SUB-ADVISORY AGREEMENT

If the New Advisory Agreement is approved, the Board is recommending that the Sub-Advisory Agreement between the New Adviser and the Sub-Adviser also be approved. Under the Sub-Advisory Agreement, the New Adviser would be able to employ the Sub-Adviser to provide investment management services to the Fund under the supervision of the New Adviser. The terms of the Sub-Advisory Agreement are similar in all material respects to the terms of the New Advisory Agreement. A copy of the Sub-Advisory Agreement is attached to this proxy statement as Exhibit B. Set forth below is a summary of the terms of the Sub-Advisory Agreement.

Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser, subject to the supervision of the New Adviser, will provide investment advisory services to the Fund. The Sub-Adviser pays the office and clerical expenses that are associated with the investment research, statistical analysis it performs, and the supervision of the Fund's portfolio. The Sub-Adviser pays the salaries (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, directors or employees of the Sub-Adviser.

For its services under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a monthly fee of 0.60% of the investment advisory fees received from the Fund by the New Adviser under the New Advisory Agreement. Such fee is paid by the New Adviser and not by the Fund.

DIRECTORS' CONSIDERATION AND RECOMMENDATION

On June 26, 2003, the Sub-Advisory Agreement was approved by the Company's directors, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Company or the New Adviser.

With respect to the approval of the Sub-Advisory Agreement, the directors considered, among other things: (i) the terms and conditions of the Sub-Advisory Agreement, including the fact that the Sub-Advisory Agreement was substantially the same as the New Advisory Agreement and the Current Advisory Agreement; (ii) the nature, quality and extent of the services provided under the Current Advisory Agreement and the representation that services under the New Advisory Agreement and Sub-Advisory Agreement would be the same; (iii) information concerning the Sub-Adviser, including information on the qualifications and experience of the proposed portfolio manager and his investment management style; (iv) information on the profitability of the Sub-Adviser; (v) the code of ethics of the Sub-Adviser; and (vi) the recommendation of the Current Adviser and the New Adviser.

The Board noted that the proposed Sub-Adviser had selected the present portfolio of investments held by the Fund, and was most familiar with the reasons why such investments were purchased, and are being held, by the Fund. The Sub-Adviser also has a degree of familiarity with the region in which the Fund invests that is long-standing and broad, and the Board believes that this knowledge will materially expand the range of information available to the New Adviser in managing the portfolio of the Fund. The continued contribution of knowledge and information by the Sub-Adviser will permit the Fund to avoid sudden liquidation of portfolio securities at a time or under circumstances when such liquidation might not be in the interest of the shareholders of the Fund. Absent the role of the Sub-Adviser, the New Adviser might be required to liquidate a security with which it is not familiar if necessary to do so to protect the Fund from risk.

After consideration of all of this information and such other items as they deemed appropriate, the directors concluded that the Sub-Advisory Agreement contained terms that were fair and reasonable to the Fund. The directors, including a majority of the directors who are not "interested persons" of the Fund or the New Adviser, unanimously approved the Sub-Advisory Agreement and recommended that such Sub-Advisory Agreement be approved by the shareholders of the Fund.

INFORMATION CONCERNING THE SUB-ADVISER

The Sub-Adviser's offices are located at 450 Park Avenue, New York, New York 10022. The following are the names, addresses and principal occupations of the principal executive officer and each director of the Sub-Adviser:

-----------------------------------------------------------------------
    Name, address and position             Principal occupation
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Heinrich Schlegel                   Mr. Schlegel was appointed Senior
450 Park Avenue                     Vice President and Chief
New York, New York 10022            Executive Officer of Vontobel
                                    Asset Management, Inc. in July
Director/President and Chief        1988, and became President in
Executive Officer/Managing Director January 1997.  From February 1997
                                    to March 2001, Mr. Schlegel
                                    served as a director of Vontobel
                                    Funds, Inc.  In May, 2001, Mr.
                                    Schlegel was appointed a director
                                    of Bank Vontobel Cayman.  In
                                    November 2001, Mr. Schlegel was
                                    appointed a director of the
                                    Vontobel Absolute Return Fund,
                                    Ltd.
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Beat Nageli                         Mr. Nageli is a member of the
450 Park Avenue                     Executive Board of Bank Vontobel
New York, New York 10022            AG, which he joined in 1998.  In
                                    early 2001, he was appointed as
Chairman                            the Head of Corporate Finance.
                                    From 1998 to 2001, he served as Chief
                                    Executive Officer of Vontobel Asset
                                    Management, Ltd.
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Edwin Schildknecht                  Mr. Schildknecht is the Head of
450 Park Avenue                     Private Banking-Europe at Bank
New York, New York 10022            Vontobel AG, a position he has
                                    held since joining the Bank in
Director                            1986.  He was appointed a member
                                    of the Bank's Executive Board in
                                    1995.
-----------------------------------------------------------------------

The Sub-Adviser also acts as investment adviser to two other series of the Company.

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE COMPANY, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE SUB-ADVISORY AGREEMENT.


OTHER MATTERS

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Fund.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING

A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of the Fund. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

Approval of the New Advisory Agreement and the Sub-Advisory Agreement requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. Since the approval of the New Advisory Agreement and the Sub-Advisory Agreement requires an affirmative vote as described above, abstentions and brokers "non-votes" will have the same effect as casting a vote against the New Advisory Agreement and the Sub-Advisory Agreement.

                             ADDITIONAL INFORMATION

SERVICE PROVIDERS

The Fund's administrator is Commonwealth Shareholder Services, Inc., and its principal underwriter is First Dominion Capital Corp., each of which is located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table provides certain information as of June 30, 2003, the record date for the Special Meeting, with respect to those persons known to the Fund to be owners of record of more than 5% of the outstanding shares of the Fund:

-----------------------------------------------------------------------
  Names and Addresses       Number of Shares       Percent of Fund
                               Beneficially Owned
-----------------------------------------------------------------------
-----------------------------------------------------------------------
National Investor             449,429.921              16.681%
Services
Exclusive Benefit of
Customers
55 Water Street
New York, New York 10041
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Charles Schwab                480,573.574              17.837%
101 Montgomery Street
San Francisco, CA 94104
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Bank J. Vontobel              160,490.257               5.957%
Bahnhofstrasse #3
CH-8022 Zurich,
Switzerland
-----------------------------------------------------------------------

SECURITY OWNERSHIP OF MANAGEMENT

The following table provides certain information as of June 30, 2003, the record date for the Special Meeting, with respect to the beneficial ownership of the Fund's shares by (1) each director and (2) all directors and officers as a group:

-----------------------------------------------------------------------
          Name              Number of Shares       Percent of Fund
                            Beneficially Owned
-----------------------------------------------------------------------
-----------------------------------------------------------------------
John Pasco, III                 None                     N/A
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Samuel Boyd, Jr.                 563.554                0.021%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Paul M. Dickinson                263.246                0.010%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
William E. Poist               1,582.911                0.059%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
All directors and
officers                       2,409.711                0.09%
(as a group)
-----------------------------------------------------------------------

SHAREHOLDER PROPOSALS

The Company does not hold annual or regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders of the Company should send their written proposals to the Secretary of the Company, 1500 Forest Street, Suite 223, Richmond, Virginia 23229.


Dated July 28, 2003

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

      Investment Advisory Agreement (the "Agreement") dated this __ day of ____________, 2003 by and between Vontobel Funds, Inc., a Maryland corporation (herein called the "Fund"), and Commonwealth Capital Management, LLC, a Virginia limited liability company (the "Adviser") a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1. Appointment. The Fund hereby appoints the Adviser to act as the Adviser to the Vontobel Eastern European Equity Fund series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Duties of the Adviser. The Fund employs the Adviser to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

      The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as he Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

      The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

      The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

3. Sub-Advisers. It is understood that the Adviser may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions. Without limiting the generality or the foregoing, it is agreed that investment advisory services to the Fund may be provided by a sub-adviser acceptable to the Company and the Adviser and approved in accordance with the provisions of the 1940 Act. In the event that any sub-adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval.

4. Portfolio Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

      It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Portfolio to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

5. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Portfolio shall pay to the Adviser, and the Adviser will accept as full compensation a fee, accrued daily and payable within five
(5) business days after the last business day of each month, at an annual rate of 1.25% on the average net assets of the Portfolio.

      All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

      a. Taxes;
      b. Brokerage fees and commissions with regard to portfolio transactions;
      c. Interest charges, fees and expenses of the custodian of the securities;
      d. Fees and expenses of the Fund's transfer agent and the Administrator;
      e. Its proportionate share of auditing and legal expenses; f. Its proportionate share of the cost of maintenance of corporate existence;
      g. Its proportionate share of compensation of directors of the Fund who are not interested persons of the Adviser as that term is defined by law;
      h. Its proportionate share of the costs of corporate meetings;
      i. Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;
      j. Costs of printing and mailing prospectuses for the Portfolio's shares, reports and notices to existing shareholders;
      k. The advisory fee payable to the Adviser, as provided in paragraph 5 herein;
      l. Costs of recordkeeping (other than investment records required to be maintained by the Adviser), and daily pricing;
      m. Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and
      n. Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

7. Reports. The Fund and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

8. Status of the Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

      Pursuant to comparable agreements, the Fund may also retain the services of the Adviser to serve as the investment adviser of other series of the Fund.

9. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

10. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 10, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

11. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

12. License of Name. The Adviser hereby authorizes the Fund to use the name "Vontobel Eastern European Equity Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly re-designate the name of the Portfolio to eliminate any reference to the name "Vontobel Eastern European Equity Fund" or any derivation thereof unless the Adviser waives this requirement in writing.

13. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio.

Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser on sixty (60) days' written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

15. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

      (a)  To the Fund at:     1500 Forest Avenue
                               Suite 223
                               Richmond, Virginia 23229

      (b) To the Adviser at:   1500 Forest Avenue
                               Suite 223
                               Richmond, Virginia 23229

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

17. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

18. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                     Commonwealth Capital Management, LLC



                     BY: ____________________________________
                          John Pasco, III
                          Chairman



                     VONTOBEL Funds, Inc.



                     BY: ____________________________________
                          John Pasco, III
                          Chairman

                                                                       EXHIBIT B

                             SUB-ADVISORY AGREEMENT


      Investment Advisory Agreement (the "Agreement") dated _____________ __, 2003 by and between Commonwealth Capital Management, LLC, a Virginia limited liability company (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended, and Vontobel Asset Management, Inc. (the "Sub-Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, Vontobel Funds, Inc. (the "Company") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and consists of several series of shares, each having its own investment objective and policies;

      WHEREAS, the Company has retained the Adviser to furnish investment advisory and management services to the Vontobel Eastern European Equity Fund series of the Company (the "Fund"), subject to the control of the Company's Board of Directors, and the Adviser is willing to so furnish such services; and

      WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in furnishing investment advisory and management services to the Fund, subject to the control of the Adviser, and the Sub-Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1. Appointment. The Adviser, as permitted by the Adviser's Investment Advisory Agreement, hereby appoints the Sub-Adviser to act as the sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Duties of the Sub-Adviser. Subject to the supervision of the Adviser, the Sub-Adviser will assist the Adviser in managing the investment and reinvestment of the assets of the Fund, and will continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Company and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Sub-Adviser's activities which the Company is required to maintain, and to render regular reports to the Adviser, the Company's Officers and Board of Directors and to the Administrator concerning the Sub-Adviser's discharge of the foregoing responsibilities.

      The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the Company's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund as set forth in the Company's Prospectuses and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Company will instruct each of its agents and contractors to cooperate in the conduct of the business of the Fund.

      The Sub-Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

3. Portfolio Transactions. The Sub-Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best price and execution for the Fund's transactions in accordance with the policies of the Company as set forth from time to time in the Prospectuses and Statement of Additional Information. The Sub-Adviser will promptly communicate to the Company and to the Administrator such information relating to portfolio transactions as they may reasonably request.

      It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Company to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Prospectuses and Statement of Additional Information. Subject to the foregoing, the Sub-Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser or Sub-Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Company pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

4. Compensation of the Sub Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser within five (5) business days after the last business day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved.

      All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

6. Reports. The Sub-Adviser agrees to furnish to the Adviser and the Company current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of the Fund's financial statements, and to furnish such other information and documents with regard to its affairs as each may reasonably request.

7. State of the Sub-Adviser. The services of the Sub-Adviser to the Adviser and to the Company are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Adviser and to the Company are not impaired thereby.

      Pursuant to comparable agreements, the Adviser and/or the Company may also retain the services of the Sub-Adviser to serve as the investment advisor or sub-adviser of other series of the Company.

8. Books and Records. In compliance with the requirements of the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Company are the property of the Company, and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders there under, the records required to be maintained by the 1940 Act.

9. Limitation of Liability of Sub-Adviser. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 9, the term "Sub-Adviser" shall include directors, officers, employees and other corporate agents of the Sub-Adviser as well as that corporation itself).

10. Permissible Interest. Directors, agents, and shareholders of the Company or the Adviser are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Company or the Adviser as directors, officers, shareholders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Company or the Adviser as a shareholder or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Adviser or Sub-Adviser if approved by the Company's Board of Directors subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Company.

11. Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two
(2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated by the Adviser, the Fund or by the Company at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or by the Sub-Adviser on sixty
(60) days written notice. This Agreement will automatically terminate upon the termination of the Investment Advisory Agreement between the Adviser and the Company with respect to the Fund. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940 Act).

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).
13. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

      (a)  To the Company at:       1500 Forest Avenue
                                    Suite 223
                                    Richmond, Virginia 23229

      (b)  To the Adviser at:       1500 Forest Avenue
                                    Suite 223
                                    Richmond, Virginia 23229

      (c)  To the Sub-Adviser at:   450 Park Avenue New York,
                                    New York 10022

14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

15. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                     COMMONWEALTH CAPITAL MANAGEMENT, LLC


                     BY:______________________________________
                          John Pasco, III
                          Chairman

                         VONTOBEL ASSET MANAGEMENT, INC.



                     BY:_____________________________________
                          Henrich Schlegel
                          President and Chief Executive Officer

                                  SCHEDULE A TO

                             SUB-ADVISORY AGREEMENT

                                 BY AND BETWEEN

                      COMMONWEALTH CAPITAL MANAGEMENT, LLC
                       AND VONTOBEL ASSET MANAGEMENT, INC.

             ON BEHALF OF THE VONTOBEL EASTERN EUROPEAN EQUITY FUND



      Pursuant to Paragraph 4 of the Sub-Advisory Agreement, dated _____________ __, 2003, between Commonwealth Capital Management, LLC (the "Adviser") and Vontobel Asset Management, Inc. (the "Sub-Adviser") for the Vontobel Eastern European Equity Fund series of Vontobel Funds, Inc. (the "Fund"), the Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

      The amount of such fee shall be 0.60% of the investment advisory fee received by the Adviser on the assets which are subject to the supervision of the Sub-Adviser less 0.60% reduction in such fee resulting from any contractual and/or voluntary reduction of the fee paid by the Fund on such assets, if the voluntary reduction is agreed to by the Sub-Adviser in writing in advance of such reduction.

                              VONTOBEL FUNDS, INC.
                      VONTOBEL EASTERN EUROPEAN EQUITY FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 August 29, 2003







The undersigned hereby constitutes and appoints John Pasco, III and Darryl S. Peay, or any of them, with power of substitution, as proxies to appear and vote all of the shares of stock standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Vontobel Eastern European Equity Fund to be held at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 on the 29th day of August, 2003 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

           1. To approve an Investment Advisory Agreement between Commonwealth Capital Management, LLC, and Vontobel Funds, Inc., on behalf of the Vontobel Eastern European Equity Fund.

                 FOR_____ AGAINST_____ ABSTAIN_____

           2. To approve a Sub-Advisory Agreement between Commonwealth Capital Management, LLC, and Vontobel Asset Management, Inc., authorizing Vontobel Asset Management, Inc. to serve as sub-adviser for the Vontobel Eastern European Equity Fund.

                 FOR_____ AGAINST_____ ABSTAIN_____

To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSALS NO. 1 AND NO. 2 AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2 AND AS THEY SEE FIT ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING,
PLEASE  COMPLETE  AND  MAIL  THIS  CARD  AT  ONCE  IN  THE  ENCLOSED
ENVELOPE.





---------------------------    -------------------------     ---------------
SIGNATURE                      SIGNATURE (JOINT OWNER)       DATE



PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.



        PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.